                                                                   Exhibit 10.32



                          CONSTRUCTION LOAN AGREEMENT
                          ---------------------------

         THIS AGREEMENT, made this 28th day of November, 1995, by and between BOAT TREE, INC., a Florida corporation (the "Borrower"), whose mailing address is 2226 Pasco Avenue, Orlando, Florida 32805, and AMSOUTH BANK OF FLORIDA, a Florida banking corporation (the "Lender"), whose mailing address is Post Office Box 588001, Orlando, Florida 32858.

                                    RECITALS:
                                    --------

         A. The Borrower has applied to the Lender for a loan (the "Loan") of ONE MILLION ONE HUNDRED FIFTY THOUSAND DOLLARS ($1,150,000.00) (the "Loan Amount") and the Lender has agreed to make the Loan pursuant to a Mortgage Loan Commitment to the Borrower dated July 20, 1995, (the "Lender Commitment").

         B. The Loan is to be evidenced by a Promissory Note (the "Note") of even date herewith in the amount of the Loan, the repayment of which is to be secured by, among other things, a Mortgage and Security Agreement (the "Mortgage") of even date herewith encumbering certain real property (the "Property") owned by the Borrower, located in Orange County, Florida (the "County") and more particularly described as follows, to wit:

         A parcel of land lying in a portion of the Northwest 1/4 of Section 10, Township 23 South, Range 29 East, more particularly described as follows:

         Commence at the Northeast corner of the Northwest 1/4 of Section 10, Township 23 South, Range 29 East, run N89'49'12"W, along the North line of the Northwest 1/4 of said Section 10, a distance of 1669.60 feet; thence departing said North line, run S00'04'13"E, a distance of 50.00 feet to a point on the South Right-of-Way line of 33rd Street, said point also being the Point of Beginning; thence departing said Right-of-Way line, continue S00'04'13"E, a distance of 400.00 feet; thence N89'49'12"W, a distance of 27.49 feet; thence S00'04'13" E, a distance of 365.58 feet; thence S89'54'12"W, a distance of 954.65 feet; thence N00'01'58"E, a distance of 40.08 feet; thence N30'35'08"E, a distance of 603.67 feet; thence S59'24'52"E, a distance of 108.48 feet; thence S89'59'06"E, a distance of 220.95 feet; thence N00'04'13"W, a distance of 263.72 feet to a point on the aforementioned South Right-of-Way line; thence S89'49'12"E, along said Right-of-Way line, a distance of 360.00 feet to the Point of Beginning.

         TOGETHER WITH all easement rights granted to the owner of the foregoing described property by virtue of that certain Declaration of Easements executed by DANIS PROPERTIES LIMITED PARTNERSHIP, an Ohio limited partnership dated November 28, 1995, recorded ____________________ in Official Records Book ____, Page____ , Public Records of Orange County, Florida and that certain Declaration of Ingress-Egress Easements executed by DANIS PROPERTIES LIMITED PARTNERSHIP, an Ohio limited partnership dated November 28, 1995, recorded ____________________ in Official Records Book ____ Page ____, Public Records of Orange County, Florida.

                                        1

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         C. The proceeds of the Loan shall be used to construct certain improvements consisting of an 18,000 square foot retail boat showroom building (the "Improvements") on the Property in accordance with Plans and Specifications (the "Plans and Specifications") filed with the Lender by the Borrower and hereby made a part of this Agreement (the "Project"), and such other uses contemplated by the Lender Commitment.

         D. The Lender is willing to make the Loan on the Property upon the terms and conditions hereafter stated, and none other.

         NOW, THEREFORE, in consideration of the benefits accruing under the terms of this contract, and in further consideration of valuable considerations mutually exchanged between the parties, the receipt of which is hereby acknowledged, it is agreed between the parties to this Agreement as follows:

         1.       The Loan
                  --------

         The Lender agrees to make the Loan by advancing for the account of the Borrower from time to time, in accordance with the terms and provisions of this Agreement, sums not exceeding the Loan Amount.

         2.       Execution of  Mortgage and Note
                  -------------------------------

         The Loan is evidenced by the Note, the Mortgage, Uniform Commercial Code Financing Statements and Assignment of Constructions Documents, all executed by the Borrower, the Lender Commitment and Mortgagee Title Insurance Commitment and Policy. The foregoing documents, together with this Agreement and other documents executed in connection with the Loan, are herein referred to as "Loan Document(s)".

         3.       Title Insurance Policy
                  ----------------------

                    The Borrower shall cause to be delivered to the Lender a Mortgagee Title Insurance Commitment ("Title Commitment") and Policy ("Title Policy") showing the Mortgage to be a valid first lien upon the Property and naming the Lender as insured in the Loan Amount. Such policy shall be written by a title insurance company licensed to do business in the State of Florida ("Title Insuror") and shall be satisfactory to Lender and Lender's counsel. The Title Commitment and Title Policy shall be issued without exception for matters of survey, mechanics' liens, easements, and parties in possession. All other exceptions contained in the Title Commitment and Title Policy shall be subject to the approval of counsel to the Lender. The cost of the Title Commitment and Title Policy shall be paid for by the Borrower.

         4.       Commencement of Construction
                  ----------------------------

                    The Borrower shall not commence construction of the Improvements until the Mortgage and a Notice of Commencement have been recorded in the Public Records of the County. The Mortgage must be recorded prior to the recording of the Notice of Commencement. Borrower shall post a certified copy of the Notice of Commencement on the Property in a conspicuous place on the Property and in such a way that it shall be protected from the weather.

         5.       Contracts with Contractors
                  --------------------------

                    Prior to the commencement of construction of the Improvements hereunder, Borrower agrees to furnish to Lender copies of contracts, duly executed and entered into between Borrower and licensed contractors approved by the Lender for the completion of the Improvements.

         6.       Funds to Complete
                  -----------------

                    If Lender estimates, at any time, and from time to time, that the amount necessary to assure final completion of the construction of the Improvements, including but not limited to interest and other soft or non-construction budget items, during the term of the Loan (the "Total Budget") shall exceed the amount of the undisbursed Loan proceeds plus the total amount of all equity investments made or scheduled to be made by Borrower, then Lender shall have the option to require Borrower (a) to immediately deposit with Lender the amount of any such difference, in cash or other form satisfactory to Lender, which amount shall be disbursed toward the Total Budget costs prior to any advance, or any further advance, by Lender under the Loan, or (b) to expend the amount of any such difference for items included in the Total Budget with satisfactory evidence of such expenditure being provided to Lender prior to any advance, or any further advance, by Lender of the Loan funds. Lender shall be assured at all times, to its satisfaction, that the undisbursed Loan funds are sufficient to complete the Improvements in accordance with the Total Budget and in accordance with the Plans and Specifications and this Agreement. Lender reserves the right of continual verification of adequate equity investment made by Borrower as herein set forth. Any deposit made by the Borrower as required by this Agreement shall be disbursed before any or any other Loan disbursements will be made, and shall be advanced as construction progresses. Upon request of Lender, Borrower shall furnish Lender a statement of the amounts remaining to be paid to the Borrower's contractor or contractors for the completion of the Improvements.

         7.       Construction of the Improvements
                  --------------------------------

                    The Borrower agrees that the Improvements will be constructed substantially in accordance with the Plans and Specifications, which Plans and Specifications shall not be substantially changed without Lender's consent, which consent will not unreasonably be withheld, and with all applicable ordinances and statutes and in accordance with the requirements of all regulatory authorities having jurisdiction over the Property. The Borrower further agrees that the Improvements will be constructed entirely on the Property and, except as may be permitted by Lender, will not encroach upon or overhang any easement or right-of-way upon the Property or the land of others, except those offsite infrastructure improvements as may be required by Plans and Specifications or otherwise required to be constructed in connection with the construction of the Improvements, and that the Improvements will be wholly within any building setback requirements and will not violate applicable use or other restrictions and the Borrower will furnish from time to time satisfactory evidence with respect thereto.


                                        3

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         8.       Inspections
                  -----------

                    The Lender shall have the right, during the construction of the Improvements, to inspect the Improvements at any reasonable time and to reject and require to be replaced any materials or workmanship that do not substantially comply with Plans and Specifications. It is agreed that all inspection services rendered by Lender's officers or agents shall be rendered solely for the protection and benefit of the Lender. The Lender, its officers, or agents, shall not be liable for the failure of any dealer, contractor, craftsman or laborer to deliver the goods or perform the services to be delivered or performed by them.

         9.       Supervising Architect
                  ---------------------

                    At all times there shall be a supervising architect employed to supervise the construction of the Improvements. At the request of the Borrower Lender has approved CUHACI & PETERSON, ARCHITECTS, INC. as the supervising architect (the "Supervising Architect"). Prior to the commencement of construction the Supervising Architect must provide the Lender with a certificate stating that if the Improvements are completed substantially in accordance with the Plans and Specifications they will comply with all applicable zoning, subdivision, land use, building, landmark, occupational health and safety, environmental and pollution control laws, statutes, codes, ordinances and regulations. During the course of construction the Supervising Architect shall provide Lender with monthly reports indicating that construction of the Improvements is proceeding substantially in accordance with the Plans and Specifications. Upon completion of the Improvements the Supervising Architect must issue a Final Certificate of Completion certifying that the Improvements have been completed substantially in accordance with the Plans and Specifications, and that such Plans and Specifications comply with all applicable zoning, subdivision, land use, building construction, landmark, occupational health and safety, environmental and pollution control laws, statutes, codes, ordinances, and regulations. Should the Borrower desire to substitute Supervising Architect it may do so only with the written consent of the Lender which consent will not unreasonably be withheld.

         10.      Inspecting Engineer
                  -------------------

         The Lender hereby designates NEAL DEVELOPMENT GROUP, INC. as its Inspecting Engineer (the "Inspecting Engineer"). The Inspecting Engineer shall, for and on behalf of the Lender, review and approve the Plans and Specifications, perform a Construction Cost Analysis for the Lender, provide the Lender with an opinion as to whether or not the Borrower has obtained the appropriate regulatory approvals, inspect and approve all construction, and approve all requests for disbursements and perform such other services for Lender as may be detailed in a separate agreement by and between the Lender and the Inspecting Engineer and approved by the Borrower. All costs incurred in connection with the services of Inspecting Engineer shall be paid for by the Borrower.

         11.      Insurance
                  ---------

         Prior to the first disbursement of loan proceeds hereunder, Borrower shall have obtained and delivered to Lender such hazard and public liability insurance as required by the Mortgage. In

                                        4

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addition to the insurance required by the Mortgage, the Borrower shall provide the Lender with Builders' Risk Insurance, with Extended Coverage, Non-Reporting Form, upon the Property and the Improvements to 100% of the full replacement value. All policies of insurance, and renewals thereof, shall be held by the Lender and shall contain a non-contributory standard Mortgagee's endorsement making losses payable to the Lender as its interest may appear, and containing an endorsement reading "Covering a building in the course of construction. Permission is hereby granted for completion and occupancy."

         12.      Survey
                  ------

         Prior to disbursement of any funds under the Loan the Borrower agrees to furnish to the Lender three (3) copies of a survey dated not earlier than sixty (60) days prior to the date of this Construction Loan Agreement. Prior to the receipt of the first construction draw hereunder, the Borrower shall furnish to the Lender three (3) copies of a foundation survey. Prior to receipt of the final disbursement the Borrower shall furnish to the Lender three (3) copies of a final survey, showing all Improvements lying wholly within the boundary line of the Property. All surveys must be prepared by a registered land surveyor in good standing to practice in the location where the Property is located and approved by the Lender. All surveys must show the boundaries, written legal description, improvements, building locations, encroachments, projections, legal setbacks, zoning setbacks, easements (recorded and visible), rights-of-way, ingress and egress from a dedicated right-of-way, and area of the Property in square feet and acres. The survey shall contain a flood zone certification indicating whether or not any part of the Property lies within a flood hazard area and delineating the area within the flood prone area. The survey must be:
(i) acceptable to Lender; (ii) prepared in accordance with the minimum technical standards set forth by the Florida Board of Land Surveyors pursuant to Section
472.027 Florida Statutes; and (iii) certified, under seal, in form acceptable to Lender, to the Borrower, Lender and the Title Insurer.

         13.      Funds Not Assignable
                  --------------------

         The proceeds of the Loan shall not be assigned by the Borrower nor be subject to the process of any court upon legal action by or against the Borrower or by or against anyone claiming under or through Borrower, and for the purpose of this Agreement, the funds shall remain and be considered the money and property of the Lender until the Borrower is entitled to have them disbursed as provided herein. Nothing herein contained shall be considered as in anyway modifying or subordinating the obligations previously given or to be given by the Borrower as security for the Loan and such obligations shall be and remain in full force and effect, as this Agreement is intended only as additional security for the Loan and to insure its use for the purposes intended by the Lender and the Borrower.

         14.      Liability of Lender
                  -------------------

                  A.       To Third Parties
                           ----------------

                     The Lender shall in no event be responsible or liable to any person other than the Borrower for its disbursement of or failure to disburse the funds or any part thereof, and neither the

                                        5

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contractor nor any subcontractor nor materialmen nor craftsmen nor laborers nor others shall have any claim or right against the Lender under this Agreement or the Lender's administration thereof. The Lender shall not be liable to any materialmen, contractors, craftsmen, laborers or others for goods or services delivered by them in or upon the property, nor for debts or claims accruing to any such parties against the Borrower. Nor shall the Lender be liable for the manner in which any disbursements under this Agreement may be applied by the Borrower and the Contractor or either of them or for any compliance with the Florida Construction Lien Law. The Borrower is not and shall not be an agent for Lender for any purpose.

                  B.       To the Borrower
                           ---------------

                  The Borrower has accepted and does accept the full responsibility for the selection of his own contractor and subcontractors and all materials, supplies and equipment to be used in the construction, and the Lender assumes no responsibility for the completion of the Improvements. Further, the Borrower has accepted and does accept full responsibility for compliance with the Florida Construction Lien Law and relieves the Lender of any and all liability with respect to that Law and agrees to indemnify and hold the Lender harmless from any and all liability under it of any nature whatsoever.

         15.      Loan Allocation
                  ---------------

         Attached hereto as Exhibit "A" and by reference made a part hereof, is a Loan Allocation (the "Loan Allocation") for the development of the Property and the construction of the Improvements. This Loan Allocation has been submitted by the Borrower and approved by the Lender and allocates the total cost of completion of the Improvements. No material deviation shall be made from this Loan Allocation without the written consent of the Lender. Lender further acknowledges that any cost saving achieved by Borrower for any line item in the Loan Allocation may only be reallocated with the approval of the Lender.



                                        6

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         16.      Use and Disbursement of Loan
                  ----------------------------

                  A.       Use of Funds
                           ------------

                  The Borrower agrees that the proceeds of the Loan are to be used for payment of material bills, labor and other uses and purposes contemplated by the Lender Commitment including the construction of the Improvements, and to the extent necessary for their full payment. The Lender may disburse to itself, from the mortgage proceeds, any sum payable to the Lender on account of interest, costs, charges, fees, brokerage commissions or expenses owing to Lender by Borrower, or to any taxing authority any taxes or assessments that may now be or become due on the debt evidenced by the Note or on the Mortgage or by virtue of the Lender's ownership of the Note and/or Mortgage and any such disbursements shall be considered with like effect as if same has been made to Borrower.

                  B.       Calculation of Advance
                           ----------------------

                  Subject to the provisions of paragraph 16 C hereof advances shall consist of (a) the amounts payable by Borrower pursuant to the Construction Contract, (b) interest payable to Lender prior to maturity pursuant to the terms of the Note, and (c) all other sums shown in Loan Allocation, payable by or on behalf of Borrower in connection with the Project. The aggregate amount of the advances will be the total of sums actually paid or incurred by Borrower for each of the cost line items specified in Loan Allocation, but in no event will the advances exceed the total of all sums allocated to such cost line items, being in the aggregate the Loan Amount. Notwithstanding anything herein to the contrary, Lender in its sole discretion shall have the right, but shall not be obligated, to make any advance, in whole or in part, before it becomes due and to increase, decrease, reallocate or reapply the amount of the Loan to be disbursed for each item set forth in Loan Allocation. Notwithstanding anything herein to the contrary, Lender shall not be obligated to advance for construction costs more than the lesser of (a) the cost of the work or materials incorporated into the Improvements, or (b) the percentage of the work in place, multiplied by the estimated total cost of the construction of the Improvements as determined from time to time by Lender's Inspecting Engineer, less the amount by which such estimated total cost exceeds the Loan Amount and less the aggregate amount of advances theretofore made, all as approved for payment by Lender or Lender's Inspecting Engineer. Lender shall have no obligation to make advances for the costs of materials not theretofore incorporated into the Improvements, whether stored on or off site.

                  C.       Method of  Disbursement
                           -----------------------

                  Disbursements, as calculated pursuant to paragraph 16 B hereof, will be made on a monthly basis and the amount disbursed will be based on an Application and Certificate for Payment signed by the Contractor and approved by the Supervising Architect, the Inspecting Engineer and Borrower, certifying the status of construction and the percentage of completion. The form for Application and Certificate of Payment shall be an AlA approved or other form acceptable to the Lender. The Lender will disburse 90% of the amount due based on the status of completion of the Improvements, withholding 10% of each hard cost disbursement for contingencies (the "Retainage"), provided Lender shall approve the status of construction certification. The Retainage will be

                                        7

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disbursed upon completion of all Improvements and compliance with the terms of this Agreement. Lender shall be given a minimum of ten (10) business days from the receipt of all disbursement request documentation prior to the time funds are to be advanced in order to allow time for inspection. Borrower acknowledges that the foregoing disbursement schedule may be different than the disbursement schedule contained in the Borrower's construction contract or subcontracts and Borrower acknowledges that it is its responsibility to resolve any such differences directly with its contractor or subcontractors.

         17.      Conditions Precedent to Disbursements
                  -------------------------------------

                  A.       Initial Disbursement
                           --------------------

                  The following shall be conditions precedent to the initial disbursement to be made hereunder:

                           (i) Appraisal. Lender receiving an appraisal,
acceptable to Lender, indicating an appraised value of the Property and the Improvements in an amount sufficient to justify the loan in accordance with Lender's current Loan policy.

                           (ii) Attorneys Opinion Letter. Lender being furnished
with an opinion letter from counsel to the Borrower, addressed to the Lender, which must speak to the organization and standing of the Borrower, its authority to borrow the funds contemplated by the Lender Commitment, the fact that the Loan Documents constitute a binding legal obligation upon the Borrower which are enforceable in accordance with their terms, the fact that the Loan Documents comply with Florida Law including, but not limited to, the usury statutes and that there are no matters of litigation known to said counsel that would jeopardize the Loan. Said letter shall be in form and content acceptable to Lender.

                           (iii) Architect Qualification. Lender being furnished
with and approving (a) information regarding the qualification and background of the Supervising Architect, (b) an executed copy of the contract between Supervising Architect and Borrower, (c) a letter from the Supervising Architect, acknowledging to the Lender its obligation for the inspection of the Improvements as they are being constructed and its agreement to provide the Lender with copies of all inspection reports, (d) evidence of the Supervising Architect's Errors and Omissions insurance coverage and (e) the Certificate required by paragraph 10 hereof.

                           (iv) Architect's Contract. In the event that the
architect that prepared the Plans and Specifications is different from the Supervising Architect the Borrower shall provide the Lender with a copy of its contract with such architect and further obtain from such architect a consent to the assignment of the plans and specifications to the Lender on a form to be prepared by the Lender.

                           (v) Assignment of Life Insurance. Lender being
furnished with evidence of a life insurance policy in the face value of at least FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) which shall designate the Lender as beneficiary, as its interest may appear, shall

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provide that the Lender shall receive at least thirty (30) days' prior notice of any cancellation or modification of the insurance and shall be otherwise assigned to Lender on forms approved by Lender.

                           (vi) Building Permit. Lender being furnished with a
copy of the Building Permit authorizing the construction of the Improvements, together with any and all other permits as may be required by any governmental agency having jurisdiction over the Property, verifying that the Borrower has the requisite approvals and authorizations to construct the Improvements in accordance with the Plans and Specifications including evidence that all fees and costs in connection with such permits have been paid in full.

                           (vii) Closing Statement. Lender being furnished with
a certified copy of the closing statement relating to the Borrower's purchase of the Property.

                           (viii) Consent to Assignment of Construction
Documents. Lender being furnished with a Consent to Assignment of Construction Documents prepared by attorneys for Lender and executed by the project architect and the contractor(s).

                           (ix) Construction Contract. Lender being furnished
with and approving an executed contract between the Borrower and its general contractor for the construction of the Improvements.

                           (x) DEP Compliance. Lender being furnished with, and
approving, evidence of Borrower's compliance with the requirements of the State of Florida Department of Environmental Protection with respect to sewer, wetlands conservation and water retention.

                           (xi) Easement Releases. Lender being furnished with
recorded releases satisfactory to Lender and Lender's counsel of the following easements:

                                (a) Overhead and Underground Easement to the
                           City of Orlando and Orlando Utilities Commission filed July 12, 1977 in Official Records Book 2798, Page 1327, Public Records of Orange County, Florida.

                                (b) Right of Way Easement to Southern Bell
                           Telephone and Telegraph Company filed March 27, 1979 in Official Records Book 2993, Page 937, Public Records of Orange County, Florida.

                           (xii) Engineer's Report. Lender receiving and
approving the Inspecting Engineer's Construction Cost Analysis as required in Paragraph 10 of this Agreement.

                           (xiii) Environmental Audit. Lender being furnished
with, and approving, a Phase I Environmental Audit prepared by an environmental auditing firm acceptable to Lender. Should the report indicate the presence of any hazardous waste on the Property or indicate that additional testing should be done on the Property no disbursement shall be made until the Property has been cleaned to the satisfaction of the Lender and/or additional testing has been completed and

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the Lender has been provided with a supplemental report indicating that the
Property is free of any toxic or hazardous waste or other environmental problems.

                           (xiv) Insurance. Lender being provided with evidence
of insurance as required by the Loan Documents.

                           (xv) Lender Commitment. Borrower complying with all
conditions and requirements of the Lender Commitment that can be complied with prior to closing.

                           (xvi) Plans and Specifications. Lender receiving and
approving the Plans and Specifications for the construction of the Improvements.

                           (xvii) Project Budget. Lender being furnished with,
and approving, a final project budget or allocation of funds setting forth the total cost of the development of the Property including the construction of the Improvements in sufficient detail to satisfy Lender's requirements.

                           (xviii) Soil Report. Lender being furnished evidence,
acceptable to Lender, that the subsurface soil conditions, flood control ordinances and drainage conditions are suitable and satisfactory for the construction of the Improvements.

                           (xix) Utilities. Lender being furnished with letters
from each of the utility companies serving the Property, which will be used in connection with the development of the Property and the construction of the Improvements, certifying to the Lender that such utilities are available to the Property in sufficient capacity for the needs of the Improvements. Such utilities shall include, but not be limited to, sewer, telephone, gas, electricity and water.

                           (xx) Water Management Compliance. Lender being
furnished with, and approving, evidence of Borrower's compliance with the requirements of the applicable Water Management District.

                           (xxi) Zoning. Lender being furnished with a letter
from the appropriate governmental zoning authority indicating that the Property is zoned for the construction of the Improvements.

         B.       All Disbursements
                  -----------------

         The following shall be conditions precedent to all disbursements:

                  (i) The Borrower shall not be in material default in the performance of the terms and provisions of any of the Loan Documents.

                  (ii) The Loan shall be "in balance." "In balance" means that the unadvanced portion of the Loan, in the aggregate and in each item of hard cast and soft cost detailed in the Loan Allocation, equals or exceeds the estimated remaining cost, in the aggregate and per item, to complete the Improvements and to pay all other items described in Loan Allocation. Lender's estimate of the remaining cost shall be determinative and binding upon Borrower.

                  (iii) Requests for disbursements shall be in writing and, at the option of Lender, be accompanied by:

                        (a) An acknowledgment of payment and partial or full,
                  whichever may be applicable, release of mechanic's lien executed by the contractor and all subcontractors, laborers and materialmen entitled to claim a lien on the Property, in form and content satisfactory to Lender.

                        (b) Certificate signed by the Borrower that all bills
                  for labor, materials and services then incurred and payable in connection with the Improvements have been paid or will be paid from the Loan advance being requested.

                        (c) Certificate signed by the Contractor, the Borrower,
                  Lender's Inspecting Engineer and the Supervising Architect, certifying that the construction of the Improvements to date has been performed substantially in accordance with the Plans and Specifications.

                        (d) An updated title examination report and endorsement
                  to the Title Policy which updates the effective date of the Title Policy, increases its coverage to include the disbursement (if required), and lists as subordinate matters any new documents of record which affect Borrower's title to the Property. All costs in connection with said endorsement shall be paid for by the Borrower.

                  (iv) The Lender being satisfied that the construction of the Improvements is proceeding and being completed in accordance with the Loan Documents.

         C.       Final Hard Cost Disbursement
                  ----------------------------

         The final hard cost disbursement shall be made upon completion of the Improvements substantially in accordance with the Plans and Specifications, upon written acceptance of the Improvements by the Borrower together with written acknowledgment from the Borrower that the Improvements have been completed substantially in accordance with the Plans and Specifications, upon Lender receiving final lien waivers, contractors affidavits and releases as required by this agreement and the Florida Construction Lien Law, in form and content acceptable to Lender's counsel and, if appropriate, written certification signed by the Supervising Architect and/or Lender's Inspecting Engineer that the Improvements have been completed substantially in accordance with the Plans and Specifications, and upon Lender receiving a copy of an unconditional Certificate of Occupancy or Certificate of Completion as appropriate for the Improvements issued by the appropriate governmental authority together with evidence that there has been compliance with all applicable zoning ordinances, building and use restrictions, and all other governmental laws, rules, regulations and requirements necessary to permit the occupancy and full use of the Improvements.

         18.      Use of Funds
                  ------------

         A.       Trust Fund
                  ----------

                  Borrower covenants that it will receive all advances hereunder as a trust fund to be used to pay the cost of the Improvements, or other costs expressly approved in writing by Lender, before using any part of same for any other purpose, but nothing herein shall impose upon the Lender any obligation to see to the proper application of such advance by the Borrower.

         B.       Interest Reserve
                  ----------------

                  That portion of the Loan proceeds allocated for the payment of interest, if any, (the "Interest Reserve") in Loan Allocation shall be retained by Lender and shall be available for payment of accrued interest due Lender under the Loan, and Borrower hereby authorizes Lender to advance such proceeds of the Loan on behalf of Borrower directly to Lender each month to pay interest due on the Note, notwithstanding that Borrower may not have requested an advance of such amount. Such advance, if made, shall be made by a bookkeeping entry on Lender's records, shall be added to the outstanding principal balance of the Note and shall be deemed paid to and received by Borrower. The authorization hereby granted, however, shall not obligate Lender to make any such advance nor prevent Borrower from paying interest from its own funds. Borrower acknowledges that the payment of interest by the method described in this section is for its convenience and benefit.

         C.       Interest Calculation
                  --------------------

         Interest shall be charged on each disbursement from the date thereof and shall be due and payable in accordance with the terms more specifically set forth in the Note.

         D.       Evidence of Payment
                  -------------------

         Borrower shall furnish to Lender, whenever reasonably requested to do so, satisfactory evidence showing that all monies theretofore advanced or paid by Lender on account of the Loan have actually been paid or applied by the Borrower to the payment of the cost of constructing the Improvements, or such other costs as are contemplated in the Loan Allocation, and until such evidence is produced, at the option of the Lender, no other or further advances or payments shall be made by it hereunder.

         E.       Default
                  -------

         The Lender shall not be obligated to make any disbursements hereunder while in the sole judgment of the Lender any material default exists under the terms of this Agreement or any of the Loan Documents.

         19.      Construction Lien Law
                  ---------------------

         Borrower shall be responsible for complying with all of the terms and conditions of the Construction Lien Law, as set forth in Chapter 713, Part I, Florida Statutes or as same may hereafter be amended ("Construction Lien Law"). In regard thereto:

         A. Borrower acknowledges that it is Borrower's and not Lender's responsibility to comply with the terms and conditions of the Construction Lien Law and Borrower waives any and all claims or causes of action existing now or in the future which it may have against the Lender involving any alleged breach of any duty Lender may owe to Borrower to exercise reasonable care to see that the payments and disbursements relating to this loan are made in compliance with the Construction Lien Law whether such claim or causes of action arise out of Lender's negligence or otherwise.

         B. Borrower shall provide Lender with copies of any and all Notices to Owner as the term is defined in the Construction Lien Law within five (5) business days of the receipt thereof and provide copies of any other notices served upon the Borrower in connection with the construction of the Improvements within twenty-four (24) hours after the receipt thereof.

         C. On all payments, the Lender may refuse to disburse any funds with respect to any line item on the Application for Payment until it has received a full or partial release from all persons serving Notice to the Owner as provided for in the Construction Lien Law.


         D. The Lender may withhold the last payment as provided in the contract between the Borrower and the contractor or the Retainage until the final payment is due. This shall not preclude Lender from withholding additional funds under provisions of this Agreement.

         E. The Lender may take any action it may deem advisable in connection with any lienor or any party claiming a lien or giving notice to Borrower under the Construction Lien Law or disclosed by any affidavit or otherwise. Nothing contained in this paragraph shall preclude the Borrower's right to bond off any lien that may be filed.

         F. Borrower shall save and hold the Lender harmless from the claims of any Mechanics Lien or Equitable Lien and pay promptly upon demand any loss or losses which Lender may incur as a result of the filing of any such lien, including the reasonable cost of defending same and the Lender's reasonable attorneys fees in connection therewith.

         G. If any claims of lien are filed against the Property which are not paid or which are not satisfied or transferred to other security within ten (10) days from the date any such lien is filed, the Borrower constitutes the Lender as its attorney-in-fact for the purpose of recording a Notice of Contest of Lien, provided Lender shall give Borrower ten (10) days written notice of its intention to do so and provided further Lender shall have no obligation to record a Notice of Contest of Lien; the Lender without incurring liability to Borrower may at its option deposit funds from the Loan with the Clerk of the Circuit Court of the appropriate county to transfer any liens against the Property to that deposit, and any such deposit made shall be charged against the account of the

Borrower. Notwithstanding anything herein to the contrary, this provision shall not in any way prevent or prohibit the Borrower from contesting any lien that may be filed.

         H. Borrower hereby authorizes Lender to demand, upon Borrower s behalf, the statement of account referred to in the Construction Lien Law of any potential lienor filing a Notice to Owner. It is specifically understood and agreed, however, that Lender's right to request such statements of account will in no way impose any obligation on Lender to use such authority, and the exercise of such authority on one or more occasions shall not create or imply any obligation on the Lender to exercise such authority on subsequent occasions.

         20.      Power to Complete
                  -----------------

         Upon any event of default in any Loan Document before completion of the Improvements, the Lender shall have full power to take charge of and complete the construction and make disbursements from the Loan for the benefit of the Borrower or the Borrower's estate, but nothing contained in this Agreement shall be construed in any way as a covenant on the Lender's part to take such action.


         21.      Costs
                  -----

         All costs and expense incident to the Loan shall be paid by the Borrower, including by way of illustration but not limitation, the following:
Documentary Stamps, Intangible Tax, Recording Fees, abstract charges, abstract examination charges, title insurance charges, the cost of surveys and a reasonable fee to be paid to the Lender's counsel in connection with the preparation of the Loan Documents and/or other matters relating to the loan transaction and shall be paid by Borrower immediately upon same becoming due. If such costs are not promptly paid by the Borrower, Lender may make disbursements from the Loan to pay such amounts.

         22.      Representations and Warranties of  the Borrower
                  -----------------------------------------------

         The Borrower represents and warrants that:

                  A. It will start construction of the Improvements on or before forty-five (45) days from the date hereof and complete construction of the Improvements on or before six (6) months from the date hereof, all substantially in accordance with the Plans and Specifications and in accordance with requirements of the Lender Commitment.

                  B. The financial statements of the Borrower and any guarantor of the Note, heretofore delivered to the Lender, are true and correct in all material respects and fairly present the respective financial conditions of the subjects thereof as of the respective dates thereof and no materially adverse change has occurred in the financial conditions reflected therein since the respective dates thereof and no additional borrowings, which would have a material adverse effect on the financial condition of the Borrower or any guarantor of the Note, have been made by the

Borrower or any guarantor since the date thereof other than the borrowing contemplated hereby or approved by the Lender.

                  C. Borrower, is a corporation, and (i) is duly incorporated,
(ii) is in good standing under the laws of the state of its incorporation, (iii) is qualified to do business and is in good standing under the laws of the State of Florida, and (iv) has stock outstanding which has been duly and validly issued.

                  D. The Borrower has full power and authority to enter into the Loan, execute the Loan Documents and consummate the transaction contemplated hereby.

                  E. The Loan Documents have been approved by those persons having proper authority and to the best of the Borrower's knowledge are in all respects legal, valid and binding according to their terms.

                  F. The Plans and Specifications have been approved by each governmental authority which may be required to review or approve the Plans and Specifications.

                  G. The Property and the Improvements, when constructed in accordance with the Plans and Specifications, do and shall comply with all of the covenants, conditions and restrictions affecting the Property or any portion thereof and shall comply with all governmental requirements.

                  H. All permits, approvals or consents of governmental authorities and public or private utilities having jurisdiction necessary in connection with the development of the Property have been issued and are in good standing.

                  I. There are no actions, suits or proceedings pending against the Borrower or the Property or, to the knowledge of the Borrower, circumstances which could lead to such actions, suits or proceedings against or affecting the Borrower or the Property, or involving the validity or enforceability of any of the Loan Documents, before or by any governmental authority, except such actions, suits and proceedings which have been specifically disclosed to and approved by the Lender in writing. To the Borrower's knowledge it is not in default with respect to any order, writ, injunction, decree or demand of any court or any governmental authority.

                  J. All utility services necessary to the construction of the Improvements and the occupation thereof for their intended purpose are available at the boundaries of the Property, including water supply, storm and sewer facilities, and electric and telephone facilities. Borrower has obtained all necessary permits and permissions required from governmental authorities for the unrestricted access to and use of such service in connection with the construction and use of the Improvements.

                  K. The consummation of the transaction hereby contemplated and the performance of the obligations of Borrower under and by virtue of the Loan Documents will not result in any breach of, or constitute a default under, any mortgage, security deed, deed of trust, lease, bank loan or credit agreement, corporate charter or bylaws, or other instrument to which Borrower is a party or by which it may be bound or affected.

                  L. That the Property has direct access to a paved, dedicated right-of-way which is adequately maintained.

         23.      Assignment of Plans and Specifications, Construction Contract,
                  --------------------------------------------------------------
                  Permits, Agreements and Approvals
                  ---------------------------------

         The Borrower hereby assigns and sets over unto the Lender as additional collateral security for the Loan:

         A. All of its right, title and interest in and to the Plans and Specifications and shop drawings prepared incidental thereto. Borrower agrees in the event of default under the Loan Documents that Lender shall have the full right, title and authority to complete the Improvements using said Plans and Specifications. Borrower agrees, upon the request of the Lender, to execute a separate assignment of the Plans and Specifications, which assignment shall be consented to by the architect that prepared the Plans and Specifications.

         B. All of its right, title and interest in and to all contracts heretofore or hereafter entered into by the Borrower for the construction of the Improvements, including all subcontracts relating thereto.

         C. All of the permits heretofore or hereafter obtained as may be required by the governmental authority for the construction of the Improvements, together with any other permits, agreements, surveys, governmental approvals, consents, licenses, utility agreements, certificates and other documents or agreements of any kind or nature whatsoever which are used, entered into or held by the Borrower in connection with the Borrower's acquisition of the Property or construction of the Improvements.

         D. All warranties covering any furniture, equipment, machinery, building supplies and materials, appliances, fixtures and other property now or hereafter located or placed upon the Property including, without limitation, air conditioning, heating and other appliances and equipment together with any and all warranties of workmanship in connection with any work done.

         Borrower hereby covenants and warrants to the Lender that it has not executed any prior assignment of the foregoing and will not execute any subsequent assignment thereof.

         24.      Default and Remedies
                  --------------------

                  A.       Default

                  Subject to any applicable cure periods set forth in the Loan Documents the following shall constitute an Event of Default:

                           (i) The failure of the Borrower to comply with the
                  terms and conditions of the Lender Commitment.

                           (ii) The occurrence of any default under any of the
                  Loan Documents.

                           (iii) The occurrence of any non monetary default
                  under this Agreement, if such default is not cured by the Borrower within fifteen (15) days after receipt of written notice thereof.

                           (iv) The failure of the Borrower to commence
                  construction of the Improvements as required in this Agreement or if construction of the Improvements does not proceed in a manner which is substantially in compliance with the terms of this Agreement or any Loan Document and in a manner reasonably satisfactory to Lender.

                           (v) Failure of the Borrower to pay any sums due in
                  connection with the construction of the Improvements. This requirement shall not obligate the Borrower to make payments that the Borrower does not think are reasonably due and payable so long as the non-payment of any such amounts does not jeopardize the lien of the Mortgage or the financial stability of the Project.

         B.       Remedies
                  --------

         Upon the occurrence of any material event of default hereunder, or under the Loan Documents, Lender shall have the absolute right, at its option and election, and in its sole discretion to:

                           (i)   Refuse to disburse any funds hereunder.

                           (ii)  Take immediate possession of the Property as
well as all other security for the Loan as is necessary to fully complete the Improvements as required hereunder and to do anything in its sole judgment to fulfill the obligations of the Borrower hereunder.

                           (iii) Exercise any and all rights, privileges or
remedies available to Lender under any Loan Document, or as otherwise may be permitted by applicable law.

         The remedies and rights of Lender hereunder and under the Loan Documents shall be cumulative and not mutually exclusive. Lender may resort to any one or more or all of the remedies but not to the exclusion of any other remedy. No party, whether contractor, material-man, subcontractor, laborer or supplier shall have any interest in Loan funds withheld because of default, and shall have no right to garnish, require or compel payment thereof to be applied towards discharge or satisfaction of any claim or lien which such party may have for work performed or materials supplied for the development of the Property and construction of the Improvements. Any action contemplated herein taken by the Lender shall not relieve the Borrower of its responsibility to furnish any additional funds needed to complete the Improvements.

25.      Miscellaneous
         -------------

         A.       Recitals
                  --------

         The recitals contained herein are incorporated as covenants and agreements and are made a part hereof. The addresses stated herein may be changed as to the applicable party by providing the other party with notice of such address change in the manner provided in this paragraph; provided, however, so long as the Borrower is the owner of all of any part of the Property the address of the Borrower must be located in the continental United States of America.

         B.       Notices
                  -------

         Any written notice, demand or request that is required to be made in any of the Loan Documents shall be served in person, or by registered or certified mail, return receipt requested, or by express mail or similar courier service, addressed to the party to be served at the address set forth in the first paragraph hereof. The addresses stated herein may be changed as to the applicable party by providing the other party with notice of such address change in the manner provided in this paragraph. In the event that written notice, demand or request is made as provided in this paragraph, then in the event that such notice is returned to the sender by the United States Postal Service because of insufficient address or because the party has moved or otherwise, other than for insufficient postage, such writing shall be deemed to have been received by the party to whom it was addressed on the date that such writing was initially placed in the United States Postal Service or courier service by the sender.

         C.       No Partnership or Joint Venture
                  -------------------------------

         Nothing contained in this Agreement nor the acts of the parties hereto shall be construed to create a partnership or joint venture between the Borrower and the Lender.

         D.       No Waiver
                  ---------

         No failure by the Lender to exercise and no delay by it in exercising any right, power, or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

         E.       Choice of Law and Venue
                  -----------------------

         This Agreement shall be governed by the Laws of the State of Florida, and the United States of America, whichever the context may require or permit. The Borrower and all guarantors, if any, expressly agree that proper venue for any action which may be brought under this Agreement in addition to any other venue permitted by law shall be any county in which property encumbered by the Mortgage is located as well as Orange County, Florida. Should Lender institute any action under this Agreement, the Borrower and all guarantors, if any, hereby submit themselves to the jurisdiction of any court sitting in Florida.

         F.       Survival of Agreements
                  ----------------------

         All agreements, representations, and warranties made in this Agreement shall survive the making of the advances hereunder.

         G.       Attorneys'  Fees
                  ----------------

         Should the Lender be required to employ the services of an attorney to enforce its rights hereunder, the Borrower shall be required to pay the reasonable cost of same, together with any reasonable costs incurred in connection with any legal action commenced therewith.

         H.       Successors
                  ----------

         This agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and to the assigns of the Lender.

         I.       Counterparts
                  ------------

         This agreement may be executed in any number of counterparts and each counterpart shall be deemed to be an original.

         J.       Time of  the Essence
                  --------------------

         Time is of the essence with respect to each provision in this Agreement where a time or date for performance is stated. All time periods or dates for performance stated in this Agreement are material provisions of this Agreement.

         K.       Lender Sign
                  -----------

         Borrower hereby grants to Lender the exclusive right and license to place and maintain upon the Property, during construction of the Improvements, such signs as Lender may elect, subject to applicable governmental regulations, advertising that financing for the construction of the Improvements is being furnished by the Lender.

         L.       Termination
                  -----------

         This Agreement shall terminate and become of no further force and effect at such time as a satisfaction of the Mortgage is recorded in the Public Records of the County.

         M.       Execution of Lender
                  -------------------

         It is not contemplated by the parties that this Agreement will be executed by Lender, as by its acceptance of and disbursements of funds under Note, it shall be bound by the terms hereof and shall be deemed to have executed same.

         N.       Force Majeure
                  -------------

         In the event the Borrower shall be delayed or hindered an or prevented from the performance of any act, other than the Borrower's obligation to make payments under the Note, by reason of strikes, lockouts, unavailability of materials, failure of power, restrictive governmental laws or regulations, riots, insurrections, the act, failure to act, or default of the other party, war or other reason beyond its control, then performance of such act shall be excuse for the period of the delay and the period for the performance of such act shall be extended for a period equivalent to the period of such delay. Notwithstanding the foregoing, the lack of funds shall not be deemed to be a cause beyond the control of either party.

         0.       Joinder of Guarantor
                  --------------------

         JOSEPH G. POZO, JR., the Guarantor of the Note, joins in the execution of this Construction Loan Agreement to acknowledge his understanding of the terms and conditions hereof and to further acknowledge that he will comply with all of the terms and conditions which he, as a Guarantor of the Note, must comply with or satisfy.

         P.       Waiver of Trial By Jury
                  -----------------------

         The Borrower and the Lender knowingly, voluntarily and intentionally waive the right either may have to a trial by jury in respect of any litigation based hereon, or arising out of, under or in connection with the Loan Documents and any agreement contemplated to be executed in conjunction therewith, or any course of conduct, course of dealing, statements (whether verbal or written) or actions of either party. This provision is a material inducement for the Lender entering into the loan evidenced by the Loan Documents.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first written above.

Signed, sealed and delivered in the presence of:

                                          BOAT TREE, INC., a Florida corporation


____________________________              By:___________________________________
                                               JOSEPH G. POZO, JR., President

____________________________                            "Borrower"



____________________________                 ___________________________________
                                                    JOSEPH G. POZO, JR.


                                                       "Guarantor"

____________________________

                              ASSENT BY CONTRACTOR
                              --------------------

         The undersigned hereby certifies that it is the general contractor for Borrower for the construction of Improvements, and in consideration of the making of this Loan by Lender, the undersigned agrees to be bound by the terms of this agreement insofar as any act is required of the contractor by this agreement, and further agrees to perform the same regardless of the fact that the terms of this agreement may conflict with the construction contract and the undersigned hereby subordinates its right to any lien on the Property to the lien of the Mortgage. Any loan funds received by the undersigned shall be used only to pay for costs which are authorized hereunder. The undersigned agrees that in the event of default by Borrower under the Construction Loan Agreement, it shall at Lender's request continue performance of the construction contract in accordance with its terms and this agreement, provided it is reimbursed in accordance with the contract and this agreement for all work, labor and materials provided by the undersigned. By executing this assent, Contractor shall not be deemed to be in privity with Lender. The Contractor acknowledges that it is the Borrower's responsibility to comply with the provisions of the Florida Construction Lien Law and that the Lender has no obligation to the Contractor for compliance with any of the provisions of the Construction Lien Law including but not limited to, the section thereof titled "Construction Contract Prompt Payment Law".

Signed, sealed and delivered
in the presence of:                                PERTREE CONSTRUCTORS, INC., a
                                                   Florida corporation

______________________________                     By:__________________________

______________________________

                               ASSENT BY ARCHITECT
                               -------------------

         The undersigned hereby certifies that it is the architect for Borrower for the preparation of the Plans and Specifications and in consideration of the making of this Loan by Lender, the undersigned agrees that the Plans and Specifications may be used by Lender for any purposes relating to the Property and Improvements in the event of default by Borrower under this agreement, agrees to be bound by the terms of this agreement insofar as any act is required by the architect under this agreement, and further agrees to perform the same regardless of the fact that the terms of this agreement conflict with the contract between the Borrower and the undersigned and the undersigned hereby subordinates its lien on the Property to the lien of the Mortgage. The undersigned agrees that in the event of default by Borrower under this agreement, it shall at Lender's request continue performance of its agreement with Borrower in accordance with the terms thereof and this agreement, provided that it is reimbursed in accordance with its agreement with Borrower. The undersigned further agrees not to materially modify, amend or in any way change the Plans and Specifications or any portions thereof or its agreement with Borrower without the prior written consent of Lender. By executing this assent, Architect shall not be deemed to be in privity with Lender. The Architect acknowledges that it is the Borrower's responsibility to comply with the provisions of the Florida Construction Lien Law and that the Lender has no obligation to the Architect for compliance with any of the provisions of the Construction Lien Law including but not limited to, the section thereof titled "Construction Contract Prompt Payment Law".

Signed, sealed and delivered
in the presence of:                               CUHACI & PETERSON, ARCHITECTS,
                                                  INC., a Florida corporation

                                                  By:___________________________
                                                     LONNIE PETERSON, President

                                     ALLONGE
                                     -------

         This Allonge is attached to and made a part of that certain Promissory Note dated November 28, 1995, in favor of AMSOUTH BANK OF FLORIDA, in the amount of ONE MILLION ONE HUNDRED FIFTY THOUSAND DOLLARS ($1,150,000.00) made by BOAT TREE, INC., a Florida corporation ("Note") which is modified as follows:

         1. Subparagraphs (b) and (c) on the first page of the Note are hereby deleted in their entirety and are replaced with the following:

            "(b) Interest on this Note, as calculated above in paragraph (a), shall be payable monthly in arrears on the 28th day of each month commencing the 28th day of December, 1995 and continuing thereafter on the same day of each successive month including the month of September, 1996.

             (c) Interest on this Note, as calculated above in paragraph (a), and principal shall be paid in consecutive monthly installments of NINE THOUSAND FOUR HUNDRED EIGHTY-EIGHT AND 56/100 DOLLARS ($9,488.56), on the 28th day of each month commencing
                 October, 1996, and including the month of May, 2001."

         2. In all other respects the Note remains unchanged.


                                          BOAT TREE, INC., a Florida corporation

                                          By: /s/ JOSEPH G. POZO
                                              ----------------------------------
                                                  JOSEPH G. POZO,
                                                  President

STATE OF FLORIDA

COUNTY OF ORANGE

         The foregoing instrument was executed before me this 13th day of May, 1996, by JOSEPH G. POZO, as President of BOAT TREE, INC., a Florida corporation, on behalf of the corporation.
He is personally known to me.

                                               /s/ ANGIE CLINE
                                               ---------------------------------
                                               Notary Public
                                               My Commission Expires: